UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2020

Emmaus Life Sciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35527	87-0419387
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

21250 Hawthorne Boulevard, Suite 800, Torrance, CA	90503
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (310) 214-0065

(Former name or former address, if changed, since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On July 1, 2020, the Board of Directors of Emmaus Life Sciences, Inc. (“we,” “us,” “our,” “Emmaus” or the “company”) in consultation with management and upon the recommendation of the Audit Committee of the Board of Directors determined that the previously filed audited consolidated financial statements of our EMI Holding, Inc. subsidiary, or EMI, for the year ended December 31, 2018, as well as EMI’s unaudited consolidated financial statements for the three months ended March 31, 2019 and the three and six months ended June 30, 2019 and our previously filed unaudited consolidated financial statements for the three and nine months ended September 30, 2019, can no longer be relied upon as the result of accounting errors identified by management in the course of the preparing the company’s Annual Report on Form 10-K for the year ended December 31, 2019 related to the following matters:

1.	The misclassification as equity of warrants issued by EMI in October of 2018, which warrants should have been accounted for as liabilities based upon fair value.

2.	The erroneous consolidation as a Variable Interest Entity, or VIE, of EMI’s interest in EJ Holdings, Inc., which should have been accounted for based upon the equity method.

As a result of the aforementioned items and additional consideration of other immaterial items, the audited consolidated financial statements for the year ended December 31, 2018 and unaudited consolidated financial statements for three months and nine months ended September 30, 2019, as well as EMI’s unaudited consolidated financial statements for three months ended March 31, 2019 and the three and six months ended June 30, 2019, will be restated. The audit of the year ended December 31, 2019 is ongoing and is not yet completed and there may be additional corrections.

These matters have been discussed with BDO USA, LLP, our independent registered public accounting firm, and SingerLewak LLP, EMI’s predecessor independent registered public accounting firm.

Until we have reissued the restated financial statements for the periods discussed above, investors and other readers of our filings with the SEC are cautioned to not rely on the financial statements in question to the extent that they are affected by the accounting issues described above. Similarly, related press releases, earnings releases, and investor communications describing the financial statements for these periods should no longer be relied upon.

On July 8, 2020, we issued a press release regarding non-reliance on the financial statements. A copy of the press release is included as Exhibit 99.1 to this Current Report and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

See the accompanying Index to Exhibits, which information is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 8, 2020	Emmaus Life Sciences, Inc.

	By:	/s/ JOSEPH C. SHERWOOD III
Name: Joseph C. Sherwood III
Title: Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press release dated July 8, 2020

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